Advantus Series Fund, Inc.

Supplement dated October 8, 2010 to the Statement of Additional Information dated April 30, 2010.


Effective July 29, 2010, the discussion of compensation paid to the Fund?s directors, under the heading ?Compensation and Fees? on page 53 of the Statement of Additional Information, is replaced with the following:

	Compensation and Fees. Legal fees and expenses are paid to the law firm of which Michael J. Radmer is a partner. No compensation is paid by the Fund to any of its officers or directors who is affiliated with Advantus Capital.
The Fund does, however, pay compensation to its Chief Compliance Officer, who is not a corporate officer of the Fund but is affiliated with Advantus
Capital. Directors who are not affiliated with Advantus Capital receive compensation in connection with the Fund equal to $12,000 per year plus $3,000 per board meeting and $2,000 per committee meeting attended (and reimbursement of travel expenses to attend directors? meetings), except for telephone board or committee meetings of less than two hours duration for which they receive $1,000 per meeting. During the fiscal year ended December 31, 2009, each Director was compensated by the Fund in accordance with the following table:
























Please retain this supplement for future reference.